FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

ADCPB BALANCE
-------------
Initial ADCPB                                                                              85,790,915.00
Prior Month ADCPB                                                                          67,643,591.07
Current Month ADCPB (Before addition of New Property)                                      65,572,767.90
Base Principal Amount (Prior - Current)                                                     2,070,823.17
Add:  ADCPB of New Transferred Property                                                             0.00
Ending ADCPB (Current + ADCPB of New Property)                                             65,572,767.90

CLASS A INTEREST SCHEDULE
-------------------------

             Prior Month Class A Principal Balance                                         58,173,488.32
             Class A Certificate Rate                                                               6.85%
             One twelfth of Class A Certificate Rate                                                0.57%
             Class A Certificate Interest                                                     332,073.66
             Prior Month Class A Overdue Interest                                                   0.00

             Class A Interest Due                                                             332,073.66
             Class A Interest Paid                                                            332,073.66

             Current Month Class A Overdue Interest                                                 0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

             Prior Month Class A Principal Balance                                         58,173,488.32
             Class A Percentage                                                                    86.00%
             Base Principal Amount                                                          2,070,823.17
             Class A Base Principal Distribution Amount                                     1,780,907.93
             Prior Month Class A Overdue Principal                                                  0.00
             Total A Note Principal Due                                                     1,780,907.93

             Class A Principal Paid                                                         1,780,907.93

             Class A Overdue Principal                                                              0.00

             Current Month Class A Principal Balance                                       56,392,580.39

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-1 INTEREST SCHEDULE
---------------------------

             Prior Month Class B-1 Principal Balance                                                            2,705,744.03
             Class B-1 Certificate Rate                                                                                 7.63%
             One twelfth of Class B-1 Certificate Rate                                                                  0.64%
             Class B-1 Certificate Interest                                                                        17,204.02
             Prior Month Class B-1 Overdue Interest                                                                     0.00

             Class B-1 Interest Due                                                                                17,204.02
             Class B-1 Interest Paid                                                                               17,204.02

             Current Month Class B-1 Overdue Interest                                                                   0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

             Prior Month Class B-1 Principal Balance                                                            2,705,744.03
             Class B-1 Percentage                                                                                       4.00%
             Base Principal Amount                                                                              2,070,823.17
             Class B-1 Base Principal Distribution Amount                                                          82,832.93
             Prior Month B-1 Overdue Principal                                                                          0.00
             Total B-1 Note Principal Due                                                                          82,832.93
                                                                                                                   ---------

             Class B-1 Principal Paid                                                                              82,832.93


             Class B-1 Overdue Principal                                                                                0.00

             Current Month Class B-1 Principal Balance                                                          2,622,911.10


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-2 INTEREST SCHEDULE
---------------------------

             Prior Month Class B-2 Principal Balance                                                            2,705,744.03
             Class B-2 Certificate Rate                                                                                 8.17%
             One twelfth of Class B-2 Certificate Rate                                                                  0.68%
             Class B-2 Certificate Interest                                                                        18,421.61
             Prior Month Class B-2 Overdue Interest                                                                     0.00

             Class B-2 Interest Due                                                                                18,421.61
             Class B-2 Interest Paid                                                                               18,421.61

             Current Month Class B-2 Overdue Interest                                                                   0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

             Prior Month Class B-2 Principal Balance                                                            2,705,744.03
             Class B-2 Percentage                                                                                       4.00%
             Base Principal Amount                                                                              2,070,823.17
             Class B-2 Base Principal Distribution Amount                                                          82,832.93
             Prior Month B-1 Overdue Principal                                                                          0.00
             Total B-1 Note Principal Due                                                                          82,832.93

             Class B-2 Principal Paid                                                                              82,832.93

             Class B-2 Overdue Principal                                                                                0.00

             Current Month Class B-2 Principal Balance                                                          2,622,911.10

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


SERVICING FEE SCHEDULE
----------------------

             Prior Month ADCPB                                                   67,643,591
             Servicer Fee Rate                                                       0.5000%
             One-twelfth                                                             0.0417%
             Servicer Fee                                                         28,184.83

             Prior Servicer Fee Arrearage                                              0.00
             Servicer Fee Due                                                     28,184.83

             Servicer Fee Paid                                                    28,184.83

             Current Servicing Fee Arrearage                                           0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

             Prior Month ADCPB                                                   67,643,591
             Back-Up Servicer Fee Rate                                               0.0130%
             One-twelfth                                                             0.0011%
             Back-up Servicer Fee                                                    732.81

             Prior Back-Up Servicer Fee Arrearage                                      0.00
             Total Back-Up Servicer Fee Due                                          732.81

             Back-Up Servicer Fee Paid                                               732.81

             Current Back-Up Servicing Fee Arrearage                                   0.00


TRUSTEE FEE SCHEDULE
--------------------

             Trustee Fee                                                             291.67
             Trustee Fee Rate                                                        0.0100%

             Prior Trustee Fee Arrearage                                               0.00
             Total Trustee Fee Due                                                   291.67

             Trustee Fee Paid                                                        291.67

             Current Trustee Fee Arrearage                                             0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

             Class A Certificate Principal Balance                            58,173,488.32
             Monthly Premium Rate                                                    0.0208%
             Prior Premium Arrearage                                                   0.00
             Premium Amount Due                                                   12,119.00

             Premium Amount Paid                                                  12,119.00

             Current Premium Arrearage                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

EARLY AMORTIZATION EVENTS
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01(h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01(j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01(k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholder, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                               GROSS                          GROSS                          MONTHLY
                              DEFAULTS       RECOVERIES    CHARGE-OFFS       ADCPB         CHARGE-OFFS
                              --------       ----------    -----------     ----------      -----------
           2 months prior     165,059         165,059           0          69,767,793            0.00%
           1 month prior      212,220         212,220           0          67,643,591            0.00%
           Current            147,032         147,032           0          65,786,008            0.00%


                                                                                                 0.00%
                                                                                                 2.50%


30+ DELINQUENCIES

                                                                MONTHLY
                            DELINQUENCIES      ADCPB         DELINQUENCIES
                            -------------      -----         -------------
           2 months prior     4,150,688      69,767,793         5.95%
           1 month prior      3,465,357      67,643,591         5.12%
           Current month      4,147,299      65,786,008         6.30%

                           Delinquency Ratio:                   5.79%
                           Maximum Delinquency Ratio:           6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                                     No
                                                                  ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                  ------------


GROSS DEFAULTS (>=180)
---------------------

                                                              MONTHLY
                           GROSS DEFAULTS     ADCPB          CHARGE-OFFS
                           --------------     -----          -----------
           Current              2,090      65,786,008           0.00%


                 i A       Subordinated Percentage             10.00%
                   B       WAL of Remaining Leases              1.77
                ii         Two
                           Ratio (i/ii)                         2.82%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                               MONTHLY
                           DELINQUENCIES     ADCPB           DELINQUENCIES
                           -------------     -----           -------------
           2 months prior     778,753      69,767,793           1.12%
           1 month prior      563,209      67,643,591           0.83%
           Current month      614,454      65,786,008           0.93%


                           Issuer Delinquency Trigger Ratio:    0.96%
                           Maximum Ratio Allowed:               2.50%

EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCP       No
                                                            ------------

      (2)  Has a Gross Charge-Off Event Occurred?                No
                                                            ------------

      (3)  Has a Delinquency Event Occurred?                     No
                                                            ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

       AGING/DELINQUENCY STATISTICS
       ----------------------------
                                                                             ADCPB             Total
       Current                                                             61,638,710           93.70%
       31-60 Days Past Due                                                  2,937,571            4.47%
       61-90 Days Past Due                                                    595,274            0.90%
       91+ Days Past Due                                                      614,454            0.93%
                                                                        -------------          -------

       Total                                                               65,786,008          100.00%

       CERTIFICATE FACTORS
       -------------------

       Class A Notes                                                      0.764332305
       Class B-1 Notes                                                    0.764332329
       Class B-2 Notes                                                    0.764332329


       SUBSTITUTION LIMITS [SECTION 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                         85,790,915.00
       Maximum Substitution (10% of Initial)                             8,579,091.50
       Maximum Substitution for Defaulted Contracts (5% of Initial)      4,289,545.75

       Prior month Cumulative ADCPB Substituted                          3,332,268.58
       Current month ADCPB Substituted                                             -
                                                                        -------------
       Cumulative ADCPB Substituted                                      3,332,268.58

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts  1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                         -
                                                                        -------------
       Cumulative ADCPB Substituted for Defaulted Contracts              1,980,863.06


       PORTFOLIO PREPAYMENT STATISTICS
       -------------------------------

       Prior month Cumulative ADCPB prepaid                              6,501,327.98
       Current month ADCPB prepaid                                         297,609.73
                                                                        -------------
       Cumulative ADCPB prepaid                                          6,798,937.71

       Prior month Cumulative ADCPB Defaulted                            3,116,814.59
       Current month ADCPB Defaulted                                       131,665.99
                                                                        -------------
       Cumulative ADCPB Defaulted                                        3,248,480.58

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                 120,348.92

LOCKBOX ACCOUNT
---------------

    Transfer of prior period Payments not yet transferred to
      collection account                                                  (145,328.55)
    Account Transfer of prior period Excluded Amounts not yet
      transferred                                                          (86,024.72)
    Collections Received [5.02 (b)(d)]                                   2,771,017.85
    Excluded Amounts [5.02 (d)][Definition]                               (941,607.42)
    Collections on Deposit due Collection Account [5.02 (d]             (1,388,870.17)

    Ending Balance                                                         329,535.91

COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE @ 11/1/97                                                         1,375,458.39
    ---------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/97
    ------------------------------------------------------
    Add:  Servicer Advance                                                                881,847.58
    Add:  Payments due Collection Account from last 2 business days prior period          117,923.43
    Add:  Add'l transfers                                                                       0.00
    Add:  Amounts to Collection Acct from Security deposit account                              0.00
    Less: Total distributions on 11/10/97                                              (2,375,229.40)

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/97
    -----------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                    1,347,187.15
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account
     [6.01 b (iii)]                                                                            0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                              3,408.71
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                         0.00
    Add: Security Deposits Related to Prepayment                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01d]          0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                            0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.              0.00

    Ending Balance @ 11/30/97 and 12/1/97                                              1,350,595.86

    Add: Servicer Advances to be deposited on Determination Date                         851,364.13
    Add: Payments due Collection Acct from last 3 business days                          238,379.69
    Add: Payments not yet transferred to the Collection Account                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                  0.00

    Adjusted Collection Account Balance                                                2,440,339.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                             136,665.32
    Add: Balance deposited on closing date                                               0.00
    Add: Security Deposits [6.02 b]                                                      0.00
    Less: Amounts to Collection Account [6.02 c]                                         0.00
    Add:  Investment Earnings                                                          571.93
                                                                                   -----------

    Ending Balance @ 11/30/97                                                      137,237.25

    Less: Amounts to Collection Account [6.02 c]                                         0.00

    Adjusted Security Deposit Account Balance                                     137,237.25


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                    0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                     ----
    Ending Balance @ 11/30/97                                                                        0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                     ----
    Adjusted New Transferred Property Funding Account Balance                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                2,440,339.68
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                          28,184.83
           (C)    Servicing Charges inadvertently deposited in Collection Account                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                 732.81

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                  12,119.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]            332,073.66

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c
           (viii)]                                                                              17,204.02

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]          18,421.61

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal
           [6.06 c(xii)]                                                                     1,780,907.93

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
           [6.06 b (xi)]                                                                             0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
           Principal [6.06 c(xii)] provided no restricting event exists                         82,832.93

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c(xiii)] provided no restricting event or issuer
           restricting event exists                                                             82,832.93

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi) To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]           84,738.29


Reviewed By:


---------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

ADCPB BALANCE
-------------
Prior Month ADCPB                                        69,685,151.68
Initial ADCPB                                            72,024,925.77
Current Month ADCPB (Before addition of New Property)    67,916,861.84
Base Principal Amount (Prior - Current)                   1,768,289.85
Add:  ADCPB of New Transferred Property                           0.00
Ending ADCPB (Current + ADCPB of New Property)           67,916,861.84

CLASS A INTEREST SCHEDULE
-------------------------
    Prior Month Class A Principal Balance                61,322,206.83
    Class A Certificate Rate                                      6.29%
    One twelfth of Class A Certificate Rate                       0.52%
    Class A Certificate Interest                            321,430.57
    Prior Month Class A Overdue Interest                          0.00

    Class A Interest Due                                    321,430.57
    Class A Interest Paid                                   321,430.57

    Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------
    Prior Month Class A Principal Balance                61,322,206.83
    Class A Percentage                                           88.00%
    Base Principal Amount                                 1,768,289.85
    Class A Base Principal Distribution Amount            1,556,095.07
    Prior Month Class A Overdue Principal                         0.00
    Total A Note Principal Due                            1,556,095.07

    Class A Principal Paid                                1,556,095.07

    Class A Overdue Principal                                     0.00
                                                         -------------

    Current Month Class A Principal Balance              59,766,111.76

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

CLASS B-1 INTEREST SCHEDULE
---------------------------

    Prior Month Class B-1 Principal Balance               2,090,529.48
    Class B-1 Certificate Rate                                    7.01%
    One twelfth of Class B-1 Certificate Rate                     0.58%
    Class B-1 Certificate Interest                           12,212.18
    Prior Month Class B-1 Overdue Interest                        0.00

    Class B-1 Interest Due                                   12,212.18
    Class B-1 Interest Paid                                  12,212.18

    Current Month Class B-1 Overdue Interest                      0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-1 Principal Balance               2,090,529.48
    Class B-1 Percentage                                          3.00%
    Base Principal Amount                                 1,768,289.85
    Class B-1 Base Principal Distribution Amount             53,048.70
    Prior Month B-1 Overdue Principal                             0.00
    Total B-1 Note Principal Due                             53,048.70
                                                             ---------

    Class B-1 Principal Paid                                 53,048.70


    Class B-1 Overdue Principal                                   0.00

    Current Month Class B-1 Principal Balance             2,037,480.78

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


CLASS B-2 INTEREST SCHEDULE
---------------------------
    Prior Month Class B-2 Principal Balance               1,742,108.07
    Class B-2 Certificate Rate                                    8.22%
    One twelfth of Class B-2 Certificate Rate                     0.69%
    Class B-2 Certificate Interest                           11,933.44
    Prior Month Class B-2 Overdue Interest                        0.00

    Class B-2 Interest Due                                   11,933.44
    Class B-2 Interest Paid                                  11,933.44

    Current Month Class B-2 Overdue Interest                      0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-2 Principal Balance               1,742,108.07
    Class B-2 Percentage                                          2.50%
    Base Principal Amount                                 1,768,289.85
    Class B-2 Base Principal Distribution Amount             44,207.25
    Prior Month B-1 Overdue Principal                             0.00
    Total B-1 Note Principal Due                             44,207.25

    Class B-2 Principal Paid                                 44,207.25

    Class B-2 Overdue Principal                                   0.00

    Current Month Class B-2 Principal Balance             1,697,900.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


SERVICING FEE SCHEDULE
----------------------

    Prior Month ADCPB                            69,685,152
    Servicer Fee Rate                                0.5000%
    One-twelfth                                      0.0417%
    Servicer Fee                                  29,035.48

    Prior Servicer Fee Arrearage                       0.00
    Servicer Fee Due                              29,035.48

    Servicer Fee Paid                             29,035.48

    Current Servicing Fee Arrearage                    0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------
    Prior Month ADCPB                            69,685,152
    Back-Up Servicer Fee Rate                        0.0200%
    One-twelfth                                      0.0017%
    Back-up Servicer Fee                           1,161.42

    Prior Back-Up Servicer Fee Arrearage               0.00
    Total Back-Up Servicer Fee Due                 1,161.42

    Back-Up Servicer Fee Paid                      1,161.42

    Current Back-Up Servicing Fee Arrearage            0.00

TRUSTEE FEE SCHEDULE
--------------------

    Trustee Fee                                      291.67

    Prior Trustee Fee Arrearage                        0.00
    Total Trustee Fee Due                            291.67

    Trustee Fee Paid                                 291.67

    Current Trustee Fee Arrearage                      0.00

CERTIFICATE PREMIUM SCHEDULE
----------------------------

    Class A Certificate Principal Balance     61,322,206.83
    Premium Rate                                     0.0200%
    Prior Premium Arrearage                            0.00
    Premium Amount Due                            12,264.00

    Premium Amount Paid                           12,264.00

    Current Premium Arrearage                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

EARLY AMORTIZATION EVENTS
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                                       No
                                                                                   -------------

      (b)  Certificate Insurer makes an Insured Payment                                 No
                                                                                   -------------

      (a)  Gross Charge-Off Event (Yes/No)                                              No
                                                                                   -------------

      (b)  Delinquency Trigger Event                                                    No
                                                                                   -------------

EVENTS OF SERVICER TERMINATION
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                                 GROSS                                GROSS                             MONTHLY
                                DEFAULTS      RECOVERIES           CHARGE-OFFS         ADCPB          CHARGE-OFFS
                                --------      ----------           -----------      ----------        -----------
           2 months prior       197,633         197,633                  0          68,174,809            0.00%
           1 month prior        148,823         148,823                  0          69,685,152            0.00%
           Current              100,318         100,318                  0          68,171,653            0.00%


                           Gross Charge-Off Ratio:                                                         0.00%
                           Maximum Charge-Off Ratio:                                                       2.50%

30+ DELINQUENCIES
-----------------
                                                                                            MONTHLY
                           DELINQUENCIES       ADCPB                                      DELINQUENCIES
                           -------------     ----------                                   -------------
           2 months prior     2,603,856      68,174,809                                       3.82%
           1 month prior      3,174,555      69,685,152                                       4.56%
           Current month      3,703,888      68,171,653                                       5.43%

                           Delinquency Ratio:                                                 4.60%
                           Maximum Delinquency Ratio:                                         7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                             No
                                                          -------------

      (b)  Issuer Delinquency Trigger Ratio                   No
                                                          -------------

GROSS DEFAULTS (>=180)
---------------------

                                                                 MONTHLY
                           GROSS DEFAULTS      ADCPB             CHARGE-OFFS
                           --------------      -----             -----------
           Current               44,449      68,171,653              0.07%


                 i A       Subordinated Percentage                   9.00%
                   B       WAL of Remaining Leases                   2.13
                ii         Two
                           Ratio (i/ii)                              2.11%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
------------------------------------------
                                                                   MONTHLY
                             DELINQUENCIES     ADCPB            DELINQUENCIES
                             -------------     -----            -------------
           2 months prior       329,771      68,174,809              0.48%
           1 month prior        197,725      69,685,152              0.28%
           Current month        251,465      68,171,653              0.37%


                    Issuer Delinquency Trigger Ratio:                0.38%
                    Maximum Ratio Allowed:                           2.50%

EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                              --------------

      (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                              --------------

      (3)  Has a Delinquency Event Occurred?                        No
                                                              --------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

        AGING/DELINQUENCY STATISTICS
        ----------------------------
                                                                                                  % of
                                                                                ADCPB             Total
        Current                                                              64,467,765           94.57%
        31-60 Days Past Due                                                   2,542,794            3.73%
        61-90 Days Past Due                                                     909,628            1.33%
        91+ Days Past Due                                                       251,465            0.37%
                                                                                --------           -----

        Total                                                                68,171,653          100.00%


        CERTIFICATE FACTORS
        --------------------

        Class A Notes                                                       0.942958155
        Class B-1 Notes                                                     0.942958146
        Class B-2 Notes                                                     0.942958154


        SUBSTITUTION LIMITS [SECTION 7]
        -------------------------------
        ADCPB as of Cut-Off Date                                          72,024,443.60
        Maximum Substitution (10% of Initial)                              7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)       3,601,222.18

        Prior month Cumulative ADCPB Substituted                           3,234,855.86
        Current month ADCPB Substituted                                            0.00
                                                                                   ----
        Cumulative ADCPB Substituted                                       3,234,855.86

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts   1,320,928.59
        Current month ADCPB Substituted Defaulted Contracts                        0.00
                                                                                   ----
        Cumulative ADCPB Substituted for Defaulted Contracts               1,320,928.59


        PORTFOLIO PREPAYMENT STATISTICS
        -------------------------------
        Prior month Cumulative ADCPB prepaid                               4,068,717.90
        Current month ADCPB prepaid                                          205,711.34
                                                                           ------------
        Cumulative ADCPB prepaid                                           4,274,429.24

        Prior month Cumulative ADCPB Defaulted                             1,424,229.73
        Current month ADCPB Defaulted                                         41,599.77
                                                                          -------------
        Cumulative ADCPB Defaulted                                         1,465,829.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                           371,836.63
--------------------------

LOCKBOX ACCOUNT
---------------

              Transfer of prior period Payments not yet transferred to Collection Account           (141,976.99)
              Transfer of prior period Excluded Amounts not yet transferred                          (44,286.48)
              Collections Received [5.02 (b)(d)]                                                   2,332,203.00
              Excluded Amounts [5.02 (d)][Definition]                                             (1,023,753.35)
              Collections on Deposit due Collection Account [5.02 (d)]                              (980,481.05)

              Ending Balance @ 12/1/97                                                               513,541.76


COLLECTION ACCOUNT
------------------
       BEGINNING BALANCE @ 11/1/97                                                                                   1,583,972.04
       ---------------------------

              ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/97
              -----------------------------------------------------
              Add:  Servicer Advance                                                                                 1,046,858.05
              Add:  Payments due Collection Account from last 2 business days prior period                             141,976.99
              Add:  Payments due Collection Account from  prior period                                                       0.00
              Add:  Add'l transfers                                                                                          0.00
              Add:  Amounts to Collection Acct from Security deposit account                                                 0.00
              Less: Total distributions on 11/10/97                                                                 (2,772,807.08)
              ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/97
              -----------------------------------------------------
              Aggregate Amount of Actual Payments [6.01 b (i)]                                                         917,849.39
              Add: Servicer Advances [5.03][6.01 b (ii)]                                                                     0.00
              Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                 0.00
              Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                            0.00
              Add: Any Investment Earnings [6.01 b (v)]                                                                  2,714.98
              Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                      0.00
              Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                   0.00
              Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                             0.00
              Add: Security Deposits Related to Prepayment                                                                   0.00
              Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                0.00
              Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
              Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                               0.00
              Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                  0.00

              Ending Balance @ 11/30/97 and 12/1/97                                                                    920,564.37

              Add: Servicer Advances to be deposited on Determination Date                                             897,080.81
              Add: Payments due Collection Acct from last  3 business days                                             256,140.09
              Add: Payments not yet transferred to the Collection Account                                                    0.00
              Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                      0.00

              Adjusted Collection Account Balance                                                                    2,073,785.27

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

SECURITY DEPOSIT ACCOUNT
------------------------

              Beginning  Balance                                          0.00
              Add: Balance deposited on closing date                      0.00
              Add: Security Deposits [6.02 b]                             0.00
              Less: Amounts to Collection Account [6.02 c]                0.00
              Add:  Investment Earnings                                   0.00
                                                                          ----

              Ending Balance @ 11/30/97                                   0.00

              Less: Amounts to Collection Account [6.02 c]                0.00

              Adjusted Security Deposit  Account Balance                  0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

              Beginning Balance                                                                                         0.00
              -----------------
              Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00
              Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                             0.00
              Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00
                                                                                                                        ----

              Ending Balance @ 11/30/97                                                                                 0.00

              Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00

              Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00
                                                                                                                        ----

              Adjusted New Transferred Property Funding Account Balance                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                              2,073,785.27
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

              (i)   Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

              (ii)  Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

              (iii) Aggregate of: [6.06 c (iii)]
                    (A) Unreimbursed Servicer Advances from prior periods                                                    0.00
                    (B) Servicer Fee and unpaid Servicer Fee                                                                 0.00
                    (C) Servicing Charges inadvertently deposited in Collection Account                                      0.00

              (iv)  Current and unpaid Servicing Fees                                                                   29,035.48

              (v)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                              1,161.42

              (vi)  Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 12,264.00

              (vii) Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

              (viii)Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           321,430.57

              (ix)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       12,212.18

              (x)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         11,933.44

              (xi)  Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           1,556,095.07

              (xii) Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

              (xiii)Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        53,048.70
                    provided no restricting event exists

              (xiv) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       44,207.25
                    provided no restricting event or issuer restricting event exists

              (xv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

              (xvi) Prepayments optionally transferred to collection account and disbursed in                                0.00
                    consideration of the transfer of New Transferred Property not in excess of
                    $5,000,000 [6.06 c (xv)]

              (xvii)To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        32,105.50


              Reviewed By:



              ----------------------------------
              Craig M. Spencer
              Senior Vice President and
              Chief Accounting Officer